Concentrations	12 Months Ended
Dec. 31, 2014
CONCENTRATIONS [Abstract]
Concentrations Disclosure

17. CONCENTRATIONS

(1) Revenue concentrations, including related party revenues

In 2012, 2013, and 2014, revenues of $14.1 million, $13.1 million, and $7.0 million were derived from online advertising services (Note 2(16)).  In 2014, revenues of $1.6 million were derived from promotional advertising revenue services (Note 2(16)).

Under agreements with Shengyue (Note 1), Shengyue was previously appointed as the Group’s primary agent to secure advertisement sales from various end advertisers. In 2012, 2013 and 2014, 88.4%, 94.4% and 31.5% of net revenues, respectively, were derived from Shengyue.  Refer to Note 11 for discussion of receivables due from Shengyue at December 31, 2013 and 2014 (there were no net amounts due at December 31, 2014 following collections and a full provision on remaining amounts).

Under a new advertising agency agreement with Huzhong consummated on August 29, 2014, Huzhong was appointed as the Group’s primary agent to secure advertisement sales from various end advertisers.  In 2014, 32.4% of net revenues were derived from Huzhong.

In early 2014, the Group entered into certain marketing services agreements with Qinhe, a related party (Note 1).  In 2014, 18.8% of net revenues were derived from Qinhe.

(2) Credit risk

Accounts receivable are unsecured and are derived from revenue earned from customers and agencies in China. The risk with respect to accounts receivables is mitigated by credit evaluations the Company performs on its customers and its ongoing monitoring process of outstanding balances.

	December 31, 2013	December 31, 2014

Accounts receivable	544,754	532,355
Allowance for doubtful accounts	(480,076)	(418,539)
Accounts receivable, net of allowance for doubtful accounts	64,678	113,816

The movements of the allowance for doubtful accounts were as follows:

Movement of allowance for doubtful accounts

	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2014

Balance at beginning of the year	4,416,706	2,172,972	480,076
Provisions	—	—	1,038,047
Reversed	(2,255,301)	(310,699)	(49,912)
Accounts written off	—	(1,435,204)	(1,038,047)
Translation difference	11,567	53,007	(11,625)
Balance at the end of the year	2,172,972	480,076	418,539

The Group significantly reduced its sales force and appointed Shengyue as its primary advertising agent in 2011. As a result of this change, the relationships with some of the Group’s previous advertisement customers were terminated and the Group provided additional allowance for doubtful accounts to reflect the expected uncollectibility in 2011. In 2013 and 2014, based on continued collections efforts on the doubtful receivables, $0.3 million and $0.05 million of amounts previously written down were collected; accordingly, reversal adjustments were recorded.